                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                              ISG RESOURCES, INC.

     OFFER TO EXCHANGE 10% SENIOR SUBORDINATED NOTES DUE 2008, WHICH HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE
          "SECURITIES ACT") FOR 10% SENIOR SUBORDINATED NOTES DUE 2008

  THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 1998
   UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                         U.S. BANK NATIONAL ASSOCIATION

                      BY MAIL, OVERNIGHT COURIER OR HAND:

                         U.S. Bank National Association
                        107 South Main Street, Suite 303
                           Salt Lake City, Utah 84111

                            Attention: Kim Galbraith

                          BY FACSIMILE: (801) 534-6208

                             FOR INFORMATION, CALL:
                                 (801) 534-6083
          (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight courier)

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR RESTRICTED NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR RESTRICTED NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    The undersigned acknowledges receipt of the prospectus dated             ,
1998 (the "Prospectus") of ISG Resources, Inc. (formerly JTM Industries, Inc.), a Texas corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100 million of 10% Senior Subordinated Notes due 2008 (the "Exchange Notes") of the Company which have been registered under the Securities Act for a like principal amount of the issued and outstanding 10% Senior Subordinated Notes due 2008 (the "Restricted Notes" and together with the Exchange Notes, the "Notes") of the Company. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

    For each Restricted Note accepted for exchange and not validly withdrawn, the holder of such Restricted Note will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. Restricted Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Restricted Notes whose Restricted Notes are accepted for exchange will not receive any payment in respect of interest on such Restricted Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Restricted Notes surrendered in exchange therefor or, if no interest has been paid on the Restricted Notes, from the date of original issue of the Restricted Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Restricted Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

    This Letter is to be used by a holder of Restricted Notes if: (i) certificates representing Restricted Notes are to be forwarded herewith; (ii) tender of Restricted Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-- Book Entry Transfer" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Restricted Notes; or
(iii) tender of Restricted Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    Holders of Restricted Notes whose Restricted Notes are held through positions at Cedel or Euroclear must tender such Restricted Notes according to the procedures for tendering set forth in the Prospectus under "The Exchange Offer--Restricted Notes Held Through Cedel or Euroclear."

    The term "holder" with respect to the Exchange Offer means any person: (i) in whose name Restricted Notes are registered on the books of the Company or any other person who has obtained a proper completed bond power from the registered holder; or (ii) whose Restricted Notes are held of record by the Book-Entry Transfer Facility who desires to deliver such Restricted Notes by book-entry transfer at the Book-Entry Transfer Facility. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 10 herein.

Listed below are the Restricted Notes to which this Letter relates.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR RESTRICTED NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

 -------------------------------------------------------------------------------------------
                               DESCRIPTION OF RESTRICTED NOTES
 -------------------------------------------------------------------------------------------
                      1                              2               3               4
---------------------------------------------------------------------------------------------
                                                                 AGGREGATE
                                                                 PRINCIPAL
                                                                 AMOUNT OF
                                                                 RESTRICTED
         NAME(S) AND ADDRESS(ES) OF                                NOTES         PRINCIPAL
            REGISTERED HOLDER(S)                CERTIFICATE    REPRESENTED BY      AMOUNT
         (PLEASE FILL IN, IF BLANK)              NUMBER(S)*    CERTIFICATE(S)    TENDERED**
---------------------------------------------------------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                                   Total

-------------------------------------------------------------------------------------------

* Need not be completed if Restricted Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, any tendering holder of Restricted Notes will be deemed to have tendered ALL of the Restricted Notes indicated in column 3. See Instruction 2. If the space provided above is inadequate, the certificate numbers and principal amount of Restricted Notes should be listed on a separate signed schedule affixed hereto. Restricted Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS

      To be completed ONLY if certificates for Restricted Notes not tendered or not accepted for exchange, or Exchange Notes are to be issued in the name of someone other than the undersigned, or if Restricted Notes tendered by book-entry transfer which are not accepted for exchange are to be credited to an account maintained by the Book-Entry Transfer Facility other than the account indicated above.

  Issue Exchange Notes and/or Restricted Notes to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

   ADDRESS __________________________________________________________________

   __________________________________________________________________________
   __________________________________________________________________________
                               (INCLUDE ZIP CODE)
   __________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

      Credit unexchanged Restricted Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if certificates for Restricted Notes not tendered or not accepted for exchange, or Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of Restricted Notes" above.

  Mail Exchange Notes and/or Restricted Notes to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

-----------------------------------------------------

/ / CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_____________________________________________

     Transfer Facility Book-Entry Account No.:__________________________________

     Transaction Code No.:______________________________________________________

/ / CHECK HERE IF YOU ARE A HOLDER OF RESTRICTED NOTES THROUGH A POSITION AT CEDEL OR EUROCLEAR AND TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO THE PROCEDURES PRESCRIBED BY SUCH INSTITUTIONS.

     Please check the appropriate box:

     / / Euroclear      / / Cedel

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

         (Holders of Restricted Notes must inform Euroclear or Cedel, as the case may be, of any tender of Restricted Notes by them including the account number and the principal amount tendered by such holder.)

/ / CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):___________________________________________

     Window Ticket Number (if any):_____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number:_________________  Transaction Code Number:_________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

Ladies and Gentlemen:

    Subject to the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Restricted Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Restricted Notes and Exchange Notes) with respect to the tendered Restricted Notes with full power of substitution to (i) deliver certificates for such Restricted Notes to the Company, or transfer ownership of such Restricted Notes on the account books maintained by the Book-Entry Transfer Facility and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Restricted Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Restricted Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder, (ii) neither the holder of such Restricted Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the holder of Restricted Notes is not a broker-dealer, or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Restricted Notes, neither the holder nor any such other person is engaged in or intends to engage in the distribution of such Exchange Notes and (iv) neither the holder of such Restricted Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by the applicable regulation. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, that were acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that its is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Restricted Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption "The Exchange Offer--Withdrawal Rights" in the Prospectus.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted properly tendered Restricted Notes for exchange when, as and if the Company has given oral or written notice thereof to the Exchange Agent with written confirmation of any oral notice to be given promptly thereafter.

    The undersigned understands that tenders of Restricted Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Restricted Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and return any Restricted Notes not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of the Restricted Notes tendered by the Book-Entry Transfer Facility, by credit to the undersigned's account, at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and any certificates for Restricted Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through the Book-Entry Transfer Facility. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and return any Restricted Notes not tendered or not exchanged in the name(s) of, and send such certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Restricted Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Restricted Notes so tendered.

    Holders of Restricted Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Restricted Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1.

                          PLEASE SIGN HERE WHETHER OR NOT
                   RESTRICTED NOTES ARE BEING TENDERED HEREBY
X  _________________________________________        ____________________
DATE
X  _________________________________________        ____________________
      SIGNATURE(S) OF REGISTERED HOLDER(S)                DATE
          OR AUTHORIZED SIGNATORY
Area Code and Telephone Number: ________________
    The above lines must be signed by the registered holder(s) of Restricted Notes as their name(s) appear(s) on the Restricted Notes or, if the Restricted Notes are tendered by a participant in the Book-Entry Transfer Facility, as such participant's name appears on a security position listing as the owner of Restricted Notes, or by person(s) authorized to become registered holder(s). If Restricted Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority as to act. See Instruction 3 regarding the completion of this Letter of Transmittal.
Name(s):  ______________________________________________________________________
                                     (PLEASE PRINT)
Capacity:  _____________________________________________________________________
Address:  ______________________________________________________________________
                                    (INCLUDE ZIP CODE)
         Signature(s) Guaranteed by an Eligible Institution (as defined): (If required by Instruction 3)
       _________________________________________________________________________
                                    (AUTHORIZED SIGNATURE)
       _________________________________________________________________________
       (TITLE)
       _________________________________________________________________________
                                       (NAME OF FIRM)
       _________________________________________________________________________
           (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA
       CODE) OF FIRM)
       Date:  ______________________________, 1998

                                  INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

    This Letter is to be completed by holders (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Restricted Notes) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." Certificates for all physically tendered Restricted Notes or Book-Entry Confirmation, as the case may be, as well as this properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m. New York City time on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Restricted Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

    Holders of Restricted Notes whose certificates for Restricted Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to 5:00 p.m. New York City time on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Restricted Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery must be signed by such holder; (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such holder and Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Restricted Notes, the certificate number(s) of the tendered Restricted Notes, and the amount of Restricted Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the date of delivery of the Notice of Guaranteed Delivery, the certificates for all physically tendered Restricted Notes, or a Book-Entry Confirmation, a duly executed Letter (or a facsimile thereof) and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Restricted Notes, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other properly completed and executed documents required by this Letter, are received by the Exchange Agent within five business days after the Expiration Date. Any holder who wishes to tender Restricted Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and a Letter of Transmittal relating to such Restricted Notes prior to 5:00 p.m. New York City time, on the Expiration Date.

    In the case of Restricted Notes held through Cedel or Euroclear, holders of such Restricted Notes wishing to tender such Restricted Notes for exchange pursuant to the Exchange Offer must send instructions to Cedel or Euroclear, as the case may be, to block the Restricted Notes in such holder's account at Cedel or Euroclear. In addition, such holder of Restricted Notes must transmit this properly completed and duly executed Letter, including all other documents required by this Letter to the Exchange Agent. See "The Exchange Offer--Restricted Notes Held Through Cedel or Euroclear" section of the Prospectus.

    The method of delivery of this Letter, the Restricted Notes and all other required documents is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Restricted Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
  TRANSFER).

    If less than all of the Restricted Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Restricted Notes to be tendered in the box above entitled "Description of Restricted Notes." A reissued certificate representing the balance of nontendered Restricted Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered holder of the Restricted Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Restricted Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Restricted Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Restricted Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Restricted Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person or persons other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s). Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

    If this Letter, any certificates, bond powers or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    Endorsements on certificates for Restricted Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

    Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Restricted Notes are tendered: (i) by a registered holder of Restricted Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter; or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Restricted Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Restricted Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated. Holders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

    United States federal income tax law may require that a tendering holder whose Restricted Notes are accepted for exchange provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the United States Internal Revenue Service (the "IRS"). In addition, such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

    Exempt holders of Restricted Notes (including, among others, all corporations) are not subject to these backup withholding requirements. See the enclosed Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

    To prevent backup withholding, each tendering holder of Restricted Notes should provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct. If the tendering holder of Restricted Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder should provide a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Restricted Notes are held in more than one name or are not held in the name of the actual owner, such holder should consult the Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the Guidelines for instructions on applying for a TIN, check the box in
Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

6. TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the transfer of Exchange Notes in exchange for Restricted Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Restricted Notes not tendered or not accepted are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Restricted Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes specified in this letter.

7. WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Restricted Notes, nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED RESTRICTED NOTES.

    Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                       (DO NOT WRITE IN THE SPACE BELOW)

         CERTIFICATE                 RESTRICTED NOTES               RESTRICTED NOTES
         SURRENDERED                     TENDERED                       ACCEPTED


    Delivery Prepared by ___________________ Checked By ______________ Date
______________

Name (if joint names, list first and circle the name of the person or entity whose number you enter below)

Business Name (Sole proprietors see the instructions in the enclosed Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"))

Address

City, State and Zip Code
                                PART I--TAXPAYER IDENTIFICATION NUMBER

                                Enter your taxpayer identification number in the appropriate box. For individuals, this is your social security number.
                                For sole proprietors, see the instructions in the
SUBSTITUTE FORM W-9             Guidelines. For other entities, it is your employer
Department of the Treasury      identification number. If you do not have a number, see
Internal Revenue Service        "Obtaining a Number" in the Guidelines.
Request for Taxpayer            Note: If the account is in more than one name, see the chart
Identification Number and       on page 1 of the Guidelines on whose number to enter.
Certification

                                                   Social Security Number

                                                             OR

                                               Employer Identification Number
                                PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE
                                INSTRUCTIONS IN THE GUIDELINES)
CERTIFICATION--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
SIGNATURE:  DATE: , 1998

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
CERTAIN PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR ADDITIONAL DETAILS.